SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 28, 2002
                                                           ------------

                           iDINE REWARDS NETWORK INC.
                           --------------------------
                 (Exact Name of Registrant Specified in Charter)

         Delaware                      001-13806                 84-6028875
     ----------------            ---------------------       --------------
      (State or Other              (Commission File           (I.R.S. Employer
      Jurisdiction of                   Number)              Identification No.)
      Incorporation)

                11900 Biscayne Boulevard
                      North Miami, Florida                        33181
        ---------------------------------------                  ----------
        (Address of Principal Executive Offices)                 (Zip Code)

       Registrant's telephone number, including area code: (305) 892-3300
                                                           --------------

                                 Not Applicable
         ----------------------------------------------------------------
           (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

     On May 30, 2002, iDine Rewards Network Inc. (the "Company") issued a press release announcing that it had entered into definitive purchase agreements ("Purchase Agreements") with fifteen unaffiliated institutional investors with respect to the purchase in the aggregate of three million shares of common stock at a price of $9.50 per share or an aggregate purchase price of $28.5 million. A copy of the May 30, 2002 press release is attached to this Form 8-K as Exhibit
99.1 and is incorporated herein by reference. The form of Purchase Agreements, dated as of May 28, 2002, entered into by and between the Company and each of the investors is attached to this Form 8-K as Exhibit 4.1 and is incorporated herein by reference. On June 10, 2002, the Company issued a press release announcing its completion of the sale of three million shares of common stock pursuant to the Purchase Agreements. A copy of the June 10, 2002 press release is attached to this Form 8-K as Exhibit 99.2 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  The following exhibits are filed with this Report:

          4.1  Form of Purchase Agreements, dated as of May 28, 2002

          99.1 Press release of iDine Rewards Network Inc., dated May 30, 2002

          99.2 Press release of iDine Rewards Network Inc., dated June 10, 2002

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                iDINE REWARDS NETWORK INC.

                                By: /s/ Keith E. Kiper
                                    --------------------------------------------

                                     Keith E. Kiper
                                     Vice President, General Counsel & Secretary

Dated: June 13, 2002

                                  EXHIBIT INDEX

  Exhibit
   Number       Description
  -------       -----------

     4.1        Form of Purchase Agreements, dated as of May 28, 2002

    99.1        Press release of iDine Rewards Network Inc., dated May 30, 2002

    99.2        Press release of iDine Rewards Network Inc., dated June 10, 2002

                                                                     Exhibit 4.1

                               PURCHASE AGREEMENT

     THIS AGREEMENT is made as of the __ day of May, 2002, by and between iDine Rewards Network Inc. (the "Company"), a corporation organized under the laws of the State of Delaware, with its principal offices at 11900 Biscayne Boulevard, Suite 460, Miami, Florida 33181, and the purchaser whose name and address is set forth on the signature page hereof (the "Purchaser").

     IN CONSIDERATION of the mutual covenants contained in this Agreement, the Company and the Purchaser agree as follows:

     SECTION 1. Authorization of Sale of the Shares. Subject to the terms and conditions of this Agreement, the Company has authorized the issuance and sale of up to 4,414,000 shares (the "Shares") of common stock, par value $0.02 per share (the "Common Stock"), of the Company.

     SECTION 2. Agreement to Sell and Purchase the Shares. At the Closing (as defined in Section 3), the Company will issue and sell to the Purchaser, and the Purchaser will buy from the Company, upon the terms and conditions hereinafter set forth, the number of Shares (at the purchase price) shown below:

                                   Price Per
  Number to Be                     Share In                    Aggregate
   Purchased                        Dollars                      Price
  ------------                     ---------                   ---------

     The Company proposes to enter into the same form of purchase agreement with certain other investors (the "Other Purchasers") and expects to complete sales of the Shares to them. The Purchaser and the Other Purchasers are hereinafter sometimes collectively referred to as the "Purchasers," and this Agreement and the agreements executed by the Other Purchasers are hereinafter sometimes collectively referred to as the "Agreements." The term "Placement Agent" shall mean Fulcrum Global Partners LLC.

     SECTION 3. Delivery of the Shares at the Closing. The completion of the purchase and sale of the Shares (the "Closing") shall occur as soon as practicable and as agreed to by the parties hereto, following notification by the Securities and Exchange Commission (the "Commission") to the Company of the Commission's willingness to declare effective the registration statement to be filed by the Company pursuant to Section 7.1 hereof (the "Registration Statement") at a place and time (the "Closing Date") to be agreed upon by the Company and the Placement Agent. The Company will promptly notify the Purchasers by facsimile transmission or otherwise of the date, place and time of the Closing; provided, however, that the Company will use its best efforts to ensure that the Registration Statement shall be declared effective no later than 5:00 p.m. on the Closing Date.

     At the Closing, the Company shall deliver to the Purchaser one or more stock certificates registered in the name of the Purchaser, or, if so indicated on the Stock Certificate Questionnaire attached hereto as Appendix I, in such nominee name(s) as designated by the Purchaser, representing the number of Shares set forth in Section 2 above and bearing an appropriate legend referring to the fact that the Shares were sold in reliance upon the exemption from registration under the Securities Act of 1933, as amended (the "Securities Act") provided by Section 4(2) thereof and Rule 506 thereunder. The Company, at the request of the Purchaser, will promptly substitute one or more replacement certificates without the legend at such time as the Registration Statement is declared effective. The name(s) in which the stock certificates are to be registered are set forth in the Stock Certificate Questionnaire attached hereto as Appendix I. In addition, on the Closing Date, the Company shall cause counsel to the Company to deliver to the Purchaser a legal opinion in a form reasonably satisfactory to counsel to the Placement Agent. The Company's obligation to complete the purchase and sale of the Shares and deliver such stock certificate(s) to the Purchaser at the Closing shall be subject to the following conditions, any one or more of which may be waived by the Company: (a) receipt by the Company of same-day funds in the full amount of the purchase price for the Shares being purchased hereunder; (b) completion of the purchases and sales under the Agreements with the Purchasers, including the Purchaser, representing purchases and sales of at least 2,943,000 shares of Common Stock; and (c) the accuracy in all material respects of the representations and warranties made by the Purchasers and the fulfillment of those undertakings of the Purchasers to be fulfilled prior to the Closing. The Purchaser's obligation to accept delivery of such stock certificate(s) and to pay for the Shares evidenced thereby shall be subject to the following conditions, any one or more of which may be waived by the Purchaser: (a) the Commission has notified the Company of the Commission's willingness to declare the Registration Statement effective on or prior to the 60th day after the date such Registration Statement was filed by the Company;
(b) each of the representations and warranties of the Company made herein shall be accurate in all material respects at the Closing Date with the same effect as though made at and as of such date; (c) the delivery to the Purchaser by counsel to the Company of a legal opinion in a form reasonably satisfactory to counsel to the Placement Agent; and (d) the fulfillment in all material respects of those undertakings of the Company to be fulfilled prior to Closing. The Purchaser's obligations hereunder are expressly not conditioned on the purchase by any or all of the Other Purchasers of the Shares that they have agreed to purchase from the Company.

     SECTION 4. Representations, Warranties and Covenants of the Company. The Company hereby represents and warrants to, and covenants with, the Purchaser as follows:

     4.1. Organization and Qualification. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and the Company is qualified to do business as a foreign corporation in each jurisdiction in which qualification is required, except where failure to so qualify would not reasonably be expected to have a material adverse effect upon the business, financial condition, properties or operations of the Company and all of its material subsidiaries, which are listed on Exhibit A (each a "Subsidiary" and collectively the "Subsidiaries"), taken as a whole, or the Company's ability to perform its obligations under the Agreement (a "Material Adverse Effect"). Each Subsidiary is a direct or indirect wholly-owned subsidiary of the Company. Each Subsidiary is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and is qualified to do business as a foreign entity in each jurisdiction in which qualification is required, except where failure to so qualify would not have a Material Adverse Effect.

     4.2. Authorized Capital Stock. Except as disclosed in or contemplated by the Confidential Private Placement Memorandum, dated May 20, 2002, prepared by the Company, including all Exhibits, supplements and amendments thereto (the "Private Placement Memorandum") or the Company's publicly available filings with the Commission filed on or before the date of this Agreement (the "Public Filings"), the Company had outstanding capital stock of approximately 15,902,000 shares of Common Stock and approximately 4,124,000 shares of Series A preferred stock, $0.10 par value per share (the "Preferred Stock"), as set forth under the heading "Capitalization" in the Private Placement Memorandum as of the date set forth therein; the issued and outstanding shares of the Company's Common Stock have been duly authorized and validly issued, are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and conform in all material respects to the description thereof contained in the Private Placement Memorandum or the Public Filings. Except as disclosed in the Private Placement Memorandum or the Public Filings, the Company does not have outstanding any options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations. The description of the Company's stock, stock bonus and other stock plans or arrangements and the options or other rights granted and exercised thereunder, set forth in the Private Placement Memorandum or the Public Filings accurately and fairly presents in all material respects the information required to be shown with respect to such plans, arrangements, options and rights. With respect to each Subsidiary, (i) all the issued and outstanding shares of each Subsidiary's capital stock have been duly authorized and validly issued, are fully paid and nonassessable, have been issued in compliance with applicable federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and (ii) there are no outstanding options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of the Subsidiary's capital stock or any such options, rights, convertible securities or obligations.

     4.3. Issuance, Sale and Delivery of the Shares. The Shares have been duly authorized and, when issued, delivered and paid for in the manner set forth in this Agreement, will be duly authorized, validly issued, fully paid and nonassessable and free and clear of all pledges, liens, restrictions and encumbrances (other than restrictions on transfer under state and/or federal securities laws), and will conform in all material respects to the description thereof set forth in the Private Placement Memorandum and the Public Filings. No preemptive rights or other rights to subscribe for or purchase exist with respect to the issuance and sale of the Shares by the Company pursuant to this Agreement. No stockholder of the Company has any right (which has not been waived or has not expired by reason of lapse of time following notification of the Company's intent to file the Registration Statement) to require the Company to register the sale of any shares owned by such stockholder under the Securities Act in the Registration

Statement. No further approval or authority of the stockholders or the Board of Directors of the Company will be required for the issuance and sale of the Shares to be sold by the Company as contemplated herein.

     4.4. Due Execution, Delivery and Performance of this Agreement. The Company has full legal right, corporate power and authority to enter into this Agreement and perform the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Company. The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions herein contemplated will not violate any provision of the organizational documents of the Company or any of its Subsidiaries and will not result in the creation of any lien, charge, security interest or encumbrance upon any assets of the Company or any of its Subsidiaries pursuant to the terms or provisions of, and will not (i) conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under (A) any agreement, lease, franchise, license, permit or other instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of their respective properties may be bound or affected and in each case which would have a Material Adverse Effect, or (B) to the Company's knowledge, any statute or any judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental body applicable to the Company or any of its Subsidiaries or any of their respective properties where such conflict, breach, violation or default is likely to result in a Material Adverse Effect. No consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body is required for the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement, except for compliance with the blue sky laws and federal securities laws applicable to the offering of the Shares. Upon the execution and delivery of this Agreement, and assuming the valid execution thereof by the Purchaser, this Agreement will constitute valid and binding obligations of the Company, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Company in Section 7.3 hereof may be legally unenforceable.

     4.5. Accountants. The firm of KPMG LLP which has expressed its opinion with respect to the consolidated financial statements to be included or incorporated by reference, in the Registration Statement and the prospectus which forms a part thereof (the "Prospectus") is an independent accountant as required by the Securities Act and the rules and regulations promulgated thereunder (the "Rules and Regulations").

     4.6. No Defaults. Except as disclosed in the Private Placement Memorandum or the Public Filings, and except as to defaults, violations and breaches which individually or in the aggregate would not have a Material Adverse Effect on the Company or any of its Subsidiaries taken as a whole, neither the Company nor any of its Subsidiaries is in violation or default of any provision of its certificate of incorporation or bylaws, or in breach of or default with respect to any provision of any agreement, judgment, decree, order, lease, franchise, license, permit or other instrument to which it is a party or by which it or any of its properties are bound;

and, to the Company's knowledge, there does not exist any state of fact which, with notice or lapse of time or both, would constitute an event of default on the part of the Company or any of its Subsidiaries as defined in such documents, except such defaults which individually or in the aggregate would not have a Material Adverse Effect.

     4.7. Contracts. The contracts described in the Private Placement Memorandum or the Public Filings that are material to the Company or its Subsidiaries are in full force and effect on the date hereof; and neither the Company nor any of its Subsidiaries is, nor, to the Company's knowledge, is any other party in breach of or default under any of such contracts which would have a Material Adverse Effect.

     4.8. No Actions. Except as disclosed in the Private Placement Memorandum or the Public Filings, there are no legal or governmental actions, suits or proceedings pending or, to the Company's knowledge, threatened in writing to which the Company or any of its Subsidiaries is or may be a party or of which property owned or leased by the Company or any of its Subsidiaries is or may be the subject, or related to environmental or discrimination matters, which actions, suits or proceedings, individually or in the aggregate, might prevent or might reasonably be expected to materially and adversely affect the transactions contemplated by this Agreement or result in a Material Adverse Effect; and no labor disturbance by the employees of the Company exists, to the Company's knowledge, or is imminent which might reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is party to or subject to the provisions of any injunction, judgment, decree or order of any court, regulatory body, administrative agency or other governmental body which has had or could reasonably be expected to have a Material Adverse Effect.

     4.9. Properties. The Company and the Subsidiaries have good and marketable title to all properties and assets reflected as owned in the financial statements included in the Public Filings, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except (i) those, if any, reflected in the financial statements included in the Public Filings or otherwise in the Public Filings, or (ii) those which are not material in amount and do not adversely affect the use of such property by the Company and its Subsidiaries. Each of the Company and its Subsidiaries holds its leased properties under valid and binding leases, with such exceptions as are not materially significant in relation to its business taken as a whole. Except as disclosed in the Public Filings, the Company owns or leases all such properties as are necessary to its operations as now conducted or as proposed to be conducted.

     4.10. No Material Change. Since December 31, 2001 and except as described in the Private Placement Memorandum; (i) the Company and its Subsidiaries have not incurred any material liabilities or obligations, indirect, or contingent, or entered into any material oral or written agreement or other transaction which is not in the ordinary course of business or which could reasonably be expected to result in a material reduction in the future earnings or prospects of the Company and its Subsidiaries; (ii) each of the Company and its Subsidiaries have not sustained any material loss or interference with its businesses or properties from fire, flood, windstorm, accident or other calamity not covered by insurance; (iii) except as described in the Private Placement Memorandum or Public Filings, the Company and its Subsidiaries have not paid or declared any dividends or other distributions with respect to its capital stock and neither the Company nor any of its Subsidiaries is in default in the payment of principal or interest on any outstanding debt obligations; (iv) there has not been any change in the capital stock of the Company or any of its Subsidiaries other than the sale of the Shares hereunder, shares or options issued pursuant to employee equity incentive plans or purchase plans approved by the Company's Board of Directors and repurchases of shares or options pursuant to repurchase plans already approved by the Company's Board of Directors, or indebtedness material to the Company or any of its Subsidiaries (other than in the ordinary course of business); and (v) there has not been any other event or change that would have a Material Adverse Effect.

     4.11. Intellectual Property.

     (a) The Company has ownership or license or legal right to use all material patent, copyright, trade secret and trademark rights known by it to be necessary to the conduct of the business of the Company as now conducted (collectively, "Intellectual Property").

     (b) All material licenses or other material agreements under which (i) the Company is granted rights in Intellectual Property, other than Intellectual Property generally available on commercial terms from other sources, and (ii) the Company has granted rights to others in Intellectual Property owned or licensed by the Company, are in full force and effect and, to the knowledge of the Company, there is no material default by the Company or any other party thereto that would result in a Material Adverse Effect.

     (c) To the knowledge of the Company, the present business, activities and products of the Company do not infringe any intellectual property of any other person, except where such infringement would not, individually or in the aggregate, have a Material Adverse Effect on the Company. No proceeding charging the Company with infringement of any adversely held Intellectual Property has been filed. To the knowledge of the Company, the Company is not making unauthorized use of any confidential information or trade secrets of any person. To the Company's knowledge, the activities of the Company or any of its employees on behalf of the Company do not violate any agreements or arrangements known to the Company which any such employees have with other persons, if any.

     4.12. Compliance. Neither the Company nor any of its Subsidiaries has been advised, nor has reason to believe, that it is not conducting its business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting its business, including, without limitation, all applicable local, state and federal environmental laws and regulations; except where failure to be so in compliance would not have a Material Adverse Effect.

     4.13. Taxes. Each of the Company and its Subsidiaries has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and neither the Company nor any of its Subsidiaries has knowledge of a tax deficiency which has been or might be asserted or threatened against it which could have a Material Adverse Effect.

     4.14. Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Shares to be sold to the Purchaser hereunder will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been complied with.

     4.15. Investment Company. The Company is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for an investment company, within the meaning of the Investment Company Act of 1940, as amended.

     4.16. Offering Materials. The Company has not distributed and will not distribute prior to the Closing Date any offering material in connection with the offering and sale of the Shares other than the Private Placement Memorandum or any amendment or supplement thereto. The Company has not in the past nor will it hereafter take any action independent of the Placement Agent to sell, offer for sale or solicit offers to buy any securities of the Company which would bring the offer, issuance or sale of the Shares, as contemplated by this Agreement, within the provisions of Section 5 of the Securities Act, unless such offer, issuance or sale was or shall be within the exemptions of Section 4 of the Securities Act. Based in part upon the representations and warranties of the Purchaser contained in Section 5 of this Agreement, the offer, sale and issuance of the Shares as contemplated by this Agreement are exempt from the registration requirements of the Securities Act, and from the registration or qualification requirements of the laws of any applicable state or U.S. jurisdiction which has not or will not be obtained.

     4.17. Insurance. The Company and its Subsidiaries maintain insurance of the types and in the amounts that the Company reasonably believes is adequate for their businesses, including, but not limited to, insurance covering all real and personal property owned or leased by the Company and its Subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against by similarly situated companies, all of which insurance is in full force and effect.

     4.18. Additional Information. The information contained in the following documents, which the Placement Agent has furnished to the Purchaser, or will furnish prior to the Closing, does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, as of their respective final dates:

     (a) the Company's Transition Report on Form 10-K for the period from October 1, 2001 to December 31, 2001;

     (b) the Company's Annual Report on Form 10-K for the year ended September 30, 2001;

     (c) the Company's Proxy Statement on Form 14A filed with the Commission on January 29, 2002;

     (d) the draft Registration Statement;

     (e) the Private Placement Memorandum, including all addenda and exhibits thereto (other than the Appendices); and

     (f) all other documents, if any, filed by the Company with the Commission since December 31, 2001 pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     4.19. Price of Common Stock. Although the Company intends to use proceeds from this placement to purchase its shares of outstanding Preferred Stock, the Company has not taken, and will not take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of the Common Stock to facilitate the sale or resale of the Common Stock.

     4.20. Legal Opinion. Prior to the Closing, legal counsel to the Company will deliver one or more legal opinions to the Placement Agent in a form reasonably satisfactory to the Placement Agent and counsel to the Placement Agent. Such opinions also shall state that each of the Purchasers may rely thereon as though it were addressed directly to such Purchaser.

     4.21. Certificate. At the Closing, the Company will deliver to Purchaser a certificate executed by the Chairman of the Board or President and the chief financial or accounting officer of the Company, dated as of the Closing Date, in form and substance reasonably satisfactory to the Purchasers, to the effect that the representations and warranties of the Company set forth in this Section 4 are true and correct as of the date of this Agreement for those representations and warranties that already are qualified by a materiality standard and true and correct in all material respects as of the date of this Agreement for those representations and warranties that are not so qualified and as of the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions herein on its part to be performed or satisfied on or prior to such Closing Date.

     4.22. Reporting Company; Form S-3. The Company is subject to the reporting requirements of the Exchange Act, has two classes of securities registered under
Section 12 of the Exchange Act, and has filed all reports required thereby. The Company is eligible to register the Shares for resale by the Purchaser on a registration statement on Form S-3 under the Securities Act. To the Company's knowledge, there exist no facts or circumstances (including without limitation any required approvals or waivers or any circumstances that may delay or prevent the obtaining of accountant's consents) that reasonably could be expected to prohibit or delay the preparation and filing of a registration statement on Form S-3 that will be available for the resale of the Shares by the Purchaser.

     4.23. Use of Purchaser Name. Except as may be required by applicable law or regulation, the Company shall not use, directly or indirectly, the Purchaser's name or the name of any of its affiliates in any advertisement, announcement, press release or other similar communication unless it has received the prior written consent of the Purchaser for the specific use contemplated or as otherwise required by applicable law or regulation.

     4.24. Non-Public Information. Except for the proposed repurchase price of the Preferred Stock, the Company has not disclosed to the Purchaser, whether in the Private Placement Memorandum or otherwise, information that would constitute material non-public information as of the Closing Date.

     4.25. Related Party Transactions. No transaction has occurred between or among the Company, any of the Subsidiaries and their affiliates, officers or directors or any affiliate or affiliates of any such officer or director that is required to have been described under applicable securities laws in the Public Filings and is not so described in the Public Filings.

     4.26. Off-Balance Sheet Arrangements. There is no transaction, arrangement or other relationship between the Company and an unconsolidated or other off-balance sheet entity that is required to be disclosed by the Company in its Exchange Act filings and is not so disclosed or that otherwise would be reasonably likely to have a Material Adverse Effect. There are no such transactions, arrangements or other relationships with the Company that may create contingencies or liabilities that are not otherwise disclosed by the Company in its Exchange Act filings.

     4.27. Governmental Permits, Etc. Each of the Company and its Subsidiaries has all necessary franchises, licenses, certificates and other authorizations from any foreign, federal, state or local government or governmental agency, department or body that are currently necessary for the operation of the business of the Company and its Subsidiaries as currently conducted, except where the failure to posses currently such franchises, licenses, certificates and other authorizations is not reasonably expected to have a Material Adverse Effect, and the Company and Subsidiaries have not received any notice of proceedings relating to the revocation or modification of any such permit or any circumstance which would lead the Company to believe that such proceedings are reasonably likely which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a Material Adverse Effect.

     4.28. Financial Statements. The consolidated financial statements of the Company and the related notes contained in the Public Filings present fairly, in accordance with generally accepted accounting principles, the consolidated financial position of the Company and its Subsidiaries as of the dates indicated, and the results of their operations, cash flows and the changes in stockholders' equity for the periods therein specified, subject, in the case of unaudited financial statements for interim periods, to normal year-end audit adjustments. Such consolidated financial statements (including the related notes) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods therein specified, except that unaudited financial statements may not contain all footnotes required by generally accepted accounting principles.

     4.29. Listing. The Company shall comply with all requirements of the American Stock Exchange with respect to the issuance of Shares and shall use its best efforts to have the Shares listed on the American Stock Exchange on or before the first date that the Registration Statement is declared effective by the Commission.

     SECTION 5. Representations, Warranties and Covenants of the Purchaser. (a) The Purchaser represents and warrants to, and covenants with, the Company that:
(i) the Purchaser is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in shares representing an investment decision like that involved in the purchase of the Shares, including investments in securities issued by the Company and comparable entities, and has had the opportunity to request, receive, review and consider all information it deems relevant in making an informed decision to purchase the Shares; (ii) the Purchaser is acquiring the number of Shares set forth in Section 2 above in the ordinary course of its business and for its own account for investment only and with no present intention of distributing any of such Shares or any arrangement or understanding with any other persons regarding the distribution of such Shares (this representation and warranty not limiting the Purchaser's right to sell pursuant to the Registration Statement or in compliance with the Securities Act and the Rules and Regulations, or, other than with respect to any claims arising out of a breach of this representation and warranty, the Purchaser's right to indemnification under Section 7.3); (iii) the Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares except in compliance with the Securities Act and the Rules and Regulations; (iv) the Purchaser has completed or caused to be completed the Registration Statement Questionnaire attached hereto as part of Appendix I, for use in preparation of the Registration Statement, and the answers thereto are true and correct as of the date hereof and will be true and correct as of the effective date of the Registration Statement and the Purchaser will notify the Company immediately of any material change in any such information provided in the Registration Statement Questionnaire until such time as the Purchaser has sold all of its Shares or until the Company is no longer required to keep the Registration Statement effective; (v) the Purchaser has, in connection with its decision to purchase the number of Shares set forth in Section 2 above, relied solely upon the Private Placement Memorandum or the Public Filings and the documents included therein or incorporated by reference and the representations and warranties of the Company contained herein; and (vi) the Purchaser is an "accredited investor" within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act.

     (b) The Purchaser understands that the Shares are being offered and sold to it in reliance upon specific exemptions from the registration requirements of the Securities Act, the Rules and Regulations and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Shares.

     (c) For the benefit of the Company, the Purchaser agreed orally with the Placement Agent to keep confidential all information concerning this private placement. The Purchaser understands that the information contained in the Private Placement Memorandum is strictly confidential and proprietary to the Company and has been prepared from the Company's publicly available documents and other information and is being submitted to the Purchaser solely for such Purchaser's confidential use. The Purchaser agrees to use the information contained in the Private Placement Memorandum for the sole purpose of evaluating a possible investment in the Shares and the Purchaser hereby acknowledges that it is prohibited from reproducing or distributing the Private Placement Memorandum, this Agreement, or any other offering materials or other information provided by the Company in connection with the Purchaser's consideration of its investment in the Company, in whole or in part, or divulging or discussing any of their contents, except to its financial, investment or legal advisors in connection with its proposed investment in the Shares. Further, the Purchaser understands that the existence and nature of all conversations and presentations, if any, regarding the Company and this offering must be kept strictly confidential. The Purchaser understands that the federal securities laws impose restrictions on trading based on information regarding this offering. In addition, the Purchaser hereby acknowledges that unauthorized disclosure of information regarding this offering may cause the Company to violate Regulation FD. This obligation will terminate upon the filing by the Company of a press release or press releases describing this offering; provided, however, the Purchaser will not disclose the proposed repurchase price of the Preferred Stock and the use of proceeds from the transactions contemplated by the Private Placement Memorandum until the Company publicly announces such repurchase price and use of proceeds.

     (d) The Purchaser understands that its investment in the Shares involves a significant degree of risk and that the market price of the Common Stock has been volatile and that no representation is being made as to the future value of the Common Stock. The Purchaser has the knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares and has the ability to bear the economic risks of an investment in the Shares.

     (e) The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Shares.

     (f) The Purchaser understands that, until such time as the Registration Statement has been declared effective or the Shares may be sold pursuant to Rule 144 under the Securities Act without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Shares may bear a restrictive legend in substantially the following form.

      "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The securities may not be sold, transferred or assigned in the absence of an effective registration statement for the securities under said Act, or an opinion of counsel, in form, substance and scope reasonably acceptable to the Company, that registration is not required under said Act or unless sold pursuant to Rule 144 under said Act."

     (g) The Purchaser's principal executive offices are in the jurisdiction set forth immediately below the Purchaser's name on the signature pages hereto.

     (h) The Purchaser hereby covenants with the Company not to make any sale of the Shares without complying in all material respects with the provisions of this Agreement, and if applicable, without effectively causing the prospectus delivery requirement under the Securities Act to be satisfied, and the Purchaser acknowledges and agrees that such Shares are not transferable on the books of the Company unless the certificate submitted to the transfer agent evidencing the Shares is accompanied by a separate Purchaser's Certificate of Subsequent
Sale: (i) in the form of Appendix II hereto, (ii) executed by an officer of, or other authorized person designated by, the Purchaser, and (iii) to the effect that (A) the Shares have been sold in accordance with the Registration Statement, the Securities Act and any applicable state securities or blue sky laws and (B), if applicable, the requirement of delivering a current prospectus has been satisfied. The Purchaser acknowledges that there may occasionally be times when the

Company must suspend the use of the prospectus forming a part of the Registration Statement (a "Suspension") until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the Commission, or until such time as the Company has filed an appropriate report with the Commission pursuant to the Exchange Act. The Purchaser hereby covenants that it will not sell any Shares pursuant to said prospectus during the period commencing at the time at which the Company gives the Purchaser written notice of the Suspension of the use of said prospectus and ending at the time the Company gives the Purchaser written notice that the Purchaser may thereafter effect sales pursuant to said prospectus. Notwithstanding the foregoing, the Company agrees that no Suspension shall be for a period of longer than 30 consecutive days, and no Suspensions shall be for a period of an aggregate in any 365 day period of longer than 65 days, unless in the good faith judgment of the Company's board of directors, upon advice and an opinion in writing of a firm reasonably satisfactory to the Purchaser, the sale of Shares under the Registration Statement in reliance on the foregoing would be reasonably likely to cause a violation of the Securities Act or the Exchange Act or the Rules or Regulations promulgated under either act, and result in a potential liability to the Company.

     (i) The Purchaser further represents and warrants to, and covenants with, the Company (i) the Purchaser has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) upon the execution and delivery of this Agreement, this Agreement shall constitute a legal, valid and binding obligation of the Purchaser, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Purchaser in Section 7.3 hereof may be legally unenforceable.

     SECTION 6. Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement or by the Placement Agent, all covenants, agreements, representations and warranties made by the Company and the Purchaser herein and in the certificates for the Shares delivered pursuant hereto shall survive the execution of this Agreement, the delivery to the Purchaser of the Shares being purchased and the payment therefor.

     SECTION 7. Registration of the Shares; Compliance with the Securities Act.

     7.1. Registration Procedures and Expenses. The Company shall:

     (a) as soon as practicable, but in no event later than three business days from the date hereof, prepare and file with the Commission the Registration Statement on Form S-3 relating to the sale of the Shares by the Purchaser from time to time through the American Stock Exchange or the facilities of any national securities exchange on which the Common Stock is then traded or in privately-negotiated transactions;

     (b) use its reasonable efforts, subject to the receipt of necessary information from the Purchasers, to cause the Commission to notify the Company of the Commission's willingness to declare the Registration Statement effective within 60 days after the date the Registration Statement is filed by the Company;

     (c) prepare and file with the Commission such amendments and supplements to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement effective until the earliest of (i) two years after the effective date of the Registration Statement, (ii) the date on which the Shares may be resold by the Purchasers without registration by reason of Rule 144(k) under the Securities Act or any other rule of similar effect, or (iii) such time as all Shares purchased by the Purchaser under this Agreement have been sold pursuant to a registration statement;

     (d) furnish to the Purchaser with respect to the Shares registered under the Registration Statement (and to each underwriter, if any, of such Shares) such reasonable number of copies of Prospectuses in conformity with the requirements of the Securities Act, in order to facilitate the public sale or other disposition of all or any of the Shares by the Purchaser; provided, however, that the obligation of the Company to deliver copies of Prospectuses to the Purchaser shall be subject to the receipt by the Company of reasonable assurances from the Purchaser that the Purchaser will comply with the applicable provisions of the Securities Act and of such other securities or blue sky laws as may be applicable in connection with any use of such Prospectuses;

     (e) file documents required of the Company for normal blue sky clearance in all (i) U.S. jurisdictions in which any of the Shares are originally sold, and (ii) states specified in writing by the Purchaser; provided, however, that as to clause (ii), the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

     (f) bear all expenses in connection with the procedures in paragraphs (a) through (e) of this Section 7.1 and the registration of the Shares pursuant to the Registration Statement, other than fees and expenses, if any, of counsel or other advisers to the Purchaser or the Other Purchasers or underwriting discounts, brokerage fees and commissions incurred by the Purchaser or the Other Purchasers, if any; and

     (g) advise the Purchasers, promptly after it shall receive notice or obtain knowledge of the issuance of any stop order by the Commission delaying or suspending the effectiveness of the Registration Statement or of the initiation of any proceeding for that purpose; and it will promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued.

     7.2. Transfer of Shares After Registration. The Purchaser agrees that it will not effect any disposition of the Shares or its right to purchase the Shares that would constitute a sale within the meaning of the Securities Act, except as contemplated in the Registration Statement referred to in Section 7.1 or as otherwise permitted by law, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Purchaser or its plan of distribution.

     7.3. Indemnification. For the purpose of this Section 7.3:

     (i) the term "Purchaser/Affiliate" shall mean any affiliate of the Purchaser, including a transferee who is an affiliate of the Purchaser, and any person who controls the Purchaser or any affiliate of the Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act; and

     (ii) the term "Registration Statement" shall include any preliminary prospectus, final prospectus, exhibit, supplement or amendment included in or relating to, and any document incorporated by reference in, the Registration Statement referred to in Section 7.1.

     (a) The Company agrees to indemnify and hold harmless each Purchaser and each Purchaser/Affiliate against any losses, claims, damages, liabilities or expenses, joint or several, to which such Purchaser or Purchaser/Affiliate may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the prior written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, including the Prospectus, financial statements and schedules, and all other documents filed as a part thereof, as amended at the time of effectiveness of the Registration Statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A, or pursuant to Rule 434, of the Rules and Regulations, or the Prospectus, in the form first filed with the Commission pursuant to Rule 424(b) of the Regulations, or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in any of them, in light of the circumstances under which they were made, not misleading, or arise out of or are based in whole or in part on any inaccuracy in the representations and warranties of the Company contained in this Agreement, or any failure of the Company to perform its obligations hereunder or under law, and will promptly reimburse each such Purchaser and each such Purchaser/Affiliate for any legal and other expenses as such expenses are reasonably incurred by such Purchaser or such Purchaser/Affiliate in connection with investigating, defending or preparing to defend, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the

Company will not be liable in any such case to the extent, but only to the extent, that any such loss, claim, damage, liability or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Purchaser expressly for use therein, or (ii) the failure of such Purchaser to comply with the covenants and agreements contained in Sections 5 or 7.2, or (iii) the inaccuracy of any representations made by such Purchaser herein or (iv) any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Purchaser prior to the pertinent sale or sales by the Purchaser.

     (b) Each Purchaser will severally indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Purchaser) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any failure to comply with the covenants and agreements contained in Sections 5 or 7.2 hereof, or (ii) the inaccuracy of any representation made by such Purchaser herein, or (iii) any untrue or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Purchaser expressly for use therein, and will reimburse the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person for any legal and other expense reasonably incurred by the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Purchaser shall not be liable for any such untrue or alleged untrue statement or omission or alleged omission made in the Prospectus as to which the Purchaser has delivered to the Company in writing a correction at least three business days before the occurrence of any transaction from which such loss was incurred and the Company has failed to make such requested correction in the Prospectus.

     (c) Promptly after receipt by an indemnified party under this Section 7.3 of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 7.3 promptly notify the indemnifying party in writing thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this
Section 7.3 or to the extent it is
not prejudiced as a result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded, based on an opinion of counsel reasonably satisfactory to the indemnifying party, that there may be a conflict between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 7.3 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by such indemnifying party, representing all of the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party. In no event shall any indemnifying party be liable in respect of any amounts paid in settlement of any action unless the indemnifying party shall have approved the terms of such settlement; provided that such consent shall not be unreasonably withheld. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnification could have been sought hereunder by such indemnified party from all liability on claims that are the subject matter of such proceeding.

     (d) If the indemnification provided for in this Section 7.3 is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under paragraphs (a), (b) or
(c) of this Section 7.3 in respect to any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to herein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Purchaser from the private placement of Common Stock hereunder or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but the relative fault of the Company and the Purchaser in connection with the statements or omissions or inaccuracies in the representations and warranties in this Agreement and/or the Registration Statement which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The respective relative benefits received by the Company on the one hand and each Purchaser on the other shall be deemed to be in the same proportion as the amount paid by such Purchaser to the Company pursuant to this Agreement for the Shares purchased by such Purchaser that were sold pursuant to the Registration Statement bears to the difference (the "Difference") between the amount such Purchaser paid for the Shares that were sold pursuant to the Registration Statement and the amount received by such Purchaser from such sale. The relative fault of the Company, on the one hand, and each Purchaser on the other shall be determined by reference to, among other things, whether the untrue or alleged statement of a material fact or the omission or alleged omission to state a material fact or the inaccurate or the alleged inaccurate representation and/or warranty relates to information supplied by the Company or by such Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in paragraph (c) of this Section 7.3, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in paragraph (c) of this Section
7.3 with respect to the notice of the threat or commencement of any threat or action shall apply if a claim for contribution is to be made under this paragraph (d); provided, however, that no additional notice shall be required with respect to any threat or action for which notice has been given under paragraph (c) for purposes of indemnification. The Company and each Purchaser agree that it would not be just and equitable if contribution pursuant to this
Section 7.3 were determined solely by pro rata allocation (even if the Purchaser were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding the provisions of this Section 7.3, no Purchaser shall be required to contribute any amount in excess of the amount by which the Difference exceeds the amount of any damages that such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Purchasers' obligations to contribute pursuant to this Section 7.3 are several and not joint. Notwithstanding the foregoing, each Purchaser's contribution shall be capped at an amount equal to the respective amounts paid by such Purchaser to the Company to purchase the Shares.

     7.4. Termination of Conditions and Obligations. The restrictions imposed by
Section 5 or this Section 7 upon the transferability of the Shares shall cease and terminate as to any particular number of the Shares upon the passage of two years from the effective date of the Registration Statement covering such Shares or at such time as an opinion of counsel satisfactory in form and substance to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

     7.5. Information Available. So long as the Registration Statement is effective covering the resale of Shares owned by the Purchaser, the Company will furnish to the Purchaser:

     (a) as soon as practicable after available (but in the case of the Annual Report to the Stockholders, within 150 days after the end of each fiscal year of the Company), one copy of (i) its Annual Report to Stockholders (which

          Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants), (ii) if not included in substance in the Annual Report to Stockholders, upon the request of Purchaser, its Annual Report on Form 10-K, (iii) upon request of Purchaser, its quarterly reports on Form 10-Q, and (iv) a full copy of the particular Registration Statement covering the Shares (the foregoing, in each case, excluding exhibits);

     (b) upon the reasonable request of the Purchaser, a reasonable number of copies of the Prospectuses, and any supplements thereto, to supply to any other party requiring such Prospectuses;

and the Company, upon the reasonable request of the Purchaser and with prior notice, will be available to the Purchaser or a representative thereof at the Company's headquarters to discuss information relevant for disclosure in the Registration Statement covering the Shares and will otherwise cooperate with any Purchaser conducting an investigation for the purpose of reducing or eliminating such Purchaser's exposure to liability under the Securities Act, including the reasonable production of information at the Company's headquarters, subject to appropriate confidentiality limitations.

     SECTION 8. Broker's Fee. The Purchaser acknowledges that the Company intends to pay to the Placement Agent a fee in respect of the sale of the Shares to the Purchaser. The Purchaser and the Company hereby agree that the Purchaser shall not be responsible for such fee and that the Company will indemnify and hold harmless the Purchaser and each Purchaser/Affiliate against any losses, claims, damages, liabilities or expenses, joint or several, to which such Purchaser or Purchaser/Affiliate may become subject with respect to such fee. Each of the parties hereto hereby represents that, on the basis of any actions and agreements by it, there are no other brokers or finders entitled to compensation in connection with the sale of the Shares to the Purchaser.

     SECTION 9. Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon delivery to the party to be notified; (ii) when received by confirmed facsimile or (iii) one (1) business day after deposit with a nationally recognized overnight carrier, specifying next business day delivery, with written verification of receipt. All communications shall be sent to the Company and the Purchaser as follows or at such other addresses as the Company or the Purchaser may designate upon ten (10) days' advance written notice to the other party:

     (a) if to the Company, to:

         iDine Rewards Network Inc.
         11900 Biscayne Boulevard
         Suite 460
         Miami, Florida  33181
         Facsimile:  (305) 892-3317
         Attn.:  General Counsel
         with a copy to:

         Morgan, Lewis & Bockius LLP
         101 Park Avenue
         New York, New York 10178
         Facsimile: (212) 309-6273
         Attn.: Stephen P. Farrell, Esq.; and

     (b) if to the Purchaser, at its address as set forth at the end of this Agreement.

     SECTION 10. Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Purchaser. No provision hereunder may be waived other than in a written instrument executed by the waiving party.

     SECTION 11. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

     SECTION 12. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

     SECTION 13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the federal law of the United States of America.

     SECTION 14. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered (including by facsimile) to the other parties.

     SECTION 15. Entire Agreement. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters.

     SECTION 16. Assignment. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the parties hereto and their respective permitted successors, assigns, heirs, executors and administrators. This Agreement and the rights of the Purchaser hereunder may be assigned by the Purchaser with the prior written consent of the Company, except such consent shall not be required in cases of assignments by an investment adviser to a fund for which it is the adviser or by or among funds that are under common control, provided that such assignee agrees to be bound by the terms of this Agreement.

     SECTION 17. Further Assurances. Each party agrees to cooperate fully with the other parties and to execute such further instruments, documents and agreements and to give such further written assurance as may be reasonably requested by any other party to evidence and reflect the transactions described herein and contemplated hereby and to carry into effect the intents and purposes of this Agreement.

                  [Remainder of Page Left Intentionally Blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

                          iDINE REWARDS NETWORK INC.

                          By _________________________________

     Print or Type:

                          Name of Purchaser
                          (Individual or Institution):


                          ---------------------------------

                          Name of Individual representing
                          Purchaser (if an Institution):


                          ---------------------------------

                          Title of Individual
                          representing Purchaser (if an
                          Institution):


                          ---------------------------------

     Signature by:

                          Individual Purchaser or Individual
                          representing Purchaser:


                          ---------------------------------

                          Address:    ___________________________

                          Telephone:  ___________________________

                          Telecopier: ___________________________

                     SUMMARY INSTRUCTION SHEET FOR PURCHASER

                   (to be read in conjunction with the entire
                        Purchase Agreement which follows)

     A. Complete the following items on BOTH Purchase Agreements:

1.   Page 18 - Signature:

     (i)  Name of Purchaser (Individual or Institution)

     (ii) Name of Individual representing Purchaser (if an Institution)

     (iii) Title of Individual representing Purchaser (if an Institution)

     (iv) Signature of Individual Purchaser or Individual representing Purchaser

2.   Appendix I - Stock Certificate Questionnaire/Registration Statement
     Questionnaire:

     Provide the information requested by the Stock Certificate Questionnaire and the Registration Statement Questionnaire.

3. Return BOTH properly completed and signed Purchase Agreements including the properly completed Appendix I to:

           Fulcrum Global Partners LLC
           535 Madison Avenue
           New York, New York  10022
           Attention:  Harry Needleman

     B. Instructions regarding the transfer of funds for the purchase of Shares will be sent by facsimile to the Purchaser by the Placement Agent at a later date.

     C. Upon the resale of the Shares by the Purchasers after the Registration Statement covering the Shares is effective, as described in the Purchase Agreement, the Purchaser:

     (i) must deliver a current prospectus of the Company to the buyer (prospectuses must be obtained from the Company at the Purchaser's request); and

     (ii) must send a letter in the form of Appendix II to the Company so that the Shares may be properly transferred.

                                                                      Appendix I
                                                                    (one of two)
     iDINE REWARDS NETWORK INC.
     STOCK CERTIFICATE QUESTIONNAIRE

     Pursuant to Section 3 of the Agreement, please provide us with the following information:

1.   The exact name that your Shares are to be
     registered in (this is the name that will appear on
     your stock certificate(s)). You may use a
     nominee name if appropriate:                  -----------------------------

2.   The relationship between the Purchaser of the
     Shares and the Registered Holder listed in
     response to item 1 above:                     -----------------------------

3.   The mailing address of the Registered Holder
     listed in response to item 1 above:           -----------------------------
                                                   -----------------------------
                                                   -----------------------------
                                                   -----------------------------

4.   The Social Security Number or Tax Identification
     Number of the Registered Holder listed in
     response to item 1 above:                     -----------------------------

                                                                      Appendix I
                                                                    (two of two)

                           iDINE REWARDS NETWORK INC.
                      REGISTRATION STATEMENT QUESTIONNAIRE

     In connection with the preparation of the Registration Statement, please provide us with the following information:

1. Pursuant to the "Selling Stockholder" section of the Registration Statement, please state your or your organization's name exactly as it should appear in the Registration Statement:

2. Please provide the number of shares that you or your organization will own immediately after Closing, including those Shares purchased by you or your organization pursuant to this Purchase Agreement and those shares purchased by you or your organization through other transactions:

3. Have you or your organization had any position, office or other material relationship within the past three years with the Company or its affiliates?

                       _____ Yes         _____ No

             If yes, please indicate the nature of any such relationships below:

             -------------------------------------------------------------------

             -------------------------------------------------------------------

             -------------------------------------------------------------------

4. Are you (i) an NASD Member (see definition), (ii) a Controlling (see definition) shareholder of an NASD Member, (iii) a Person Associated with a Member of the NASD (see definition), or (iv) an Underwriter or a Related Person (see definition) with respect to the proposed offering; or (b) do you own any shares or other securities of any NASD Member not purchased in the open market; or (c) have you made any outstanding subordinated loans to any NASD Member?

             Answer:  [   ] Yes    [   ] No     If "yes," please describe below

             -------------------------------------------------------------------

             -------------------------------------------------------------------

             -------------------------------------------------------------------

     NASD Member. The term "NASD member" means either any broker or dealer admitted to membership in the National Association of Securities Dealers, Inc. ("NASD"). (NASD Manual, By-laws Article I, Definitions)

     Control. The term "control" (including the terms "controlling," "controlled by" and "under common control with") means the possession, direct or indirect, of the power, either individually or with others, to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise. (Rule 405 under the Securities Act of 1933, as amended)

     Person Associated with a member of the NASD. The term "person associated with a member of the NASD" means every sole proprietor, partner, officer, director, branch manager or executive representative of any NASD Member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by a NASD Member, whether or not such person is registered or exempt from registration with the NASD pursuant to its bylaws. (NASD Manual, By-laws Article I, Definitions)

     Underwriter or a Related Person. The term "underwriter or a related person" means, with respect to a proposed offering, underwriters, underwriters' counsel, financial consultants and advisors, finders, members of the selling or distribution group, and any and all other persons associated with or related to any of such persons. (NASD Interpretation)

                                                                     APPENDIX II
[Transfer Agent]
[Address]

Attention:

                   PURCHASER'S CERTIFICATE OF SUBSEQUENT SALE

     The undersigned, [an officer of, or other person duly authorized by]

_____________________________________________________________ hereby certifies
     [fill in official name of individual or institution]

that he/she [said institution] is the Purchaser of the shares evidenced by the attached certificate, and as such, sold such shares on _______________
                                                           [date]

in accordance with the terms of thePurchase Agreement and the Company,

and in accordance with Registration Statement

number ___________________________________________________________________  or
      [fill in the number of or otherwise identify Registration Statement]

otherwise in accordance with the Securities Act of 1933, as amended, and, in the case of a transfer pursuant to the Registration Statement,  the requirement of delivering a current prospectus by the Company has been complied with in connection with such sale.

Print or Type:

        Name of Purchaser
        (Individual or
        Institution):              ______________________

        Name of Individual
        representing
        Purchaser (if an
        Institution)               ______________________

        Title of Individual
        representing
        Purchaser (if an
        Institution):              ______________________

        Signature by:
        Individual Purchaser
        or Individual repre-
        senting Purchaser:         ______________________

                                                                       EXHIBIT A

Name of Subsidiary                                 Jurisdiction of Formation

iDine Restaurant Group, Inc.                       Delaware
Transmedia Services Company, Inc.                  Delaware
RTR Funding LLC                                    Delaware